                                                                   EXHIBIT 99.10

                                                        MONTHLY OPERATING REPORT


CASE NAME: FLIGHT ONE LOGISTICS, INC.                              ACCRUAL BASIS

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER


                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                     Chief Financial Officer
------------------------------------------        -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                 3/20/2001
------------------------------------------        -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ JESSICA L. WILSON                              Chief Accounting Officer
------------------------------------------         ------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                           3/20/2001
------------------------------------------         ------------------------
PRINTED NAME OF PREPARER                                      DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                            ACCRUAL BASIS-1

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE                  MONTH                    MONTH                MONTH
                                               AMOUNT               January 2001             February 2001
----------------------------------------------------------------------------------------------------------------------------
ASSETS
1.   UNRESTRICTED CASH                                                     $0                       $0                   $0
2.   RESTRICTED CASH                                                       $0                       $0                   $0
3.   TOTAL CASH                                   $0                       $0                       $0                   $0
----------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                                        $20,742                  $20,742                   $0
5.   INVENTORY                                                             $0                       $0                   $0
6.   NOTES RECEIVABLE                                                      $0                       $0                   $0
7.   PREPAID EXPENSES                                                      $0                       $0                   $0
8.   OTHER (ATTACH LIST)                     $39,149                     $724                     $724                   $0
----------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                    $39,149                  $21,466                  $21,466                   $0
10.  PROPERTY, PLANT & EQUIPMENT                                           $0                       $0                   $0
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                                                $0                       $0                   $0
12.  NET PROPERTY, PLANT &
     EQUIPMENT                                    $0                       $0                       $0                   $0
----------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                                     $0                       $0                   $0
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                                            $0                       $0                   $0
15.  OTHER (ATTACH LIST)                                                   $0                       $0                   $0
----------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                            $39,149                  $21,466                  $21,466                   $0
============================================================================================================================
POSTPETITION LIABILITIES
17.  ACCOUNTS PAYABLE                                                      $0                       $0                   $0
18.  TAXES PAYABLE                                                         $0                       $0                   $0
19.  NOTES PAYABLE                                                         $0                       $0                   $0
20.  PROFESSIONAL FEES                                                     $0                       $0                   $0
21.  SECURED DEBT                                                          $0                       $0                   $0
22.  OTHER (ATTACH LIST)                                                   $0                       $0                   $0
----------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                                           $0                       $0                   $0
============================================================================================================================
PREPETITION LIABILITIES
24.  SECURED DEBT                                                          $0                       $0                   $0
25.  PRIORITY DEBT                                                         $0                       $0                   $0
26.  UNSECURED DEBT                                                  ($16,740)                ($16,740)                  $0
27.  OTHER (ATTACH LIST)                                                   $0                       $0                   $0
28.  TOTAL PREPETITION LIABILITIES                $0                 ($16,740)                ($16,740)                  $0
----------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                            $0                 ($16,740)                ($16,740)                  $0
============================================================================================================================
EQUITY
30.  PREPETITION OWNERS' EQUITY                                       $38,956                  $38,956                   $0
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                   ($750)                   ($750)                  $0
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
33.  TOTAL EQUITY                                 $0                  $38,206                  $38,206                   $0
----------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                               $0                  $21,466                  $21,466                   $0
============================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                            ACCRUAL BASIS-2

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96

INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------------
                                                MONTH                 MONTH                 MONTH                QUARTER
                                            ------------          -------------
REVENUES                                    January 2001          February 2001                                   TOTAL
------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                             $0                    $0                    $0                    $0
2.      LESS: RETURNS & DISCOUNTS                  $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                $0                    $0                    $0                    $0
========================================================================================================================
COST OF GOODS SOLD
4.      MATERIAL                                   $0                    $0                    $0                    $0
5.      DIRECT LABOR                               $0                    $0                    $0                    $0
6.      DIRECT OVERHEAD                            $0                    $0                    $0                    $0
7.      TOTAL COST OF GOODS SOLD                   $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                               $0                    $0                    $0                    $0
========================================================================================================================
OPERATING EXPENSES
9.      OFFICER/INSIDER COMPENSATION               $0                    $0                    $0                    $0
10.     SELLING & MARKETING                        $0                    $0                    $0                    $0
11.     GENERAL & ADMINISTRATIVE                   $0                    $0                    $0                    $0
12.     RENT & LEASE                               $0                    $0                    $0                    $0
13.     OTHER (ATTACH LIST)                        $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                   $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                           $0                    $0                    $0                    $0
========================================================================================================================
OTHER INCOME & EXPENSES
16.     NON-OPERATING INCOME (ATT. LIST)           $0                    $0                    $0                    $0
17.     NON-OPERATING EXPENSE (ATT. LIST)          $0                    $0                    $0                    $0
18.     INTEREST EXPENSE                           $0                    $0                    $0                    $0
19.     DEPRECIATION/DEPLETION                     $0                    $0                    $0                    $0
20.     AMORTIZATION                               $0                    $0                    $0                    $0
21.     OTHER (ATTACH LIST)                        $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                $0                    $0                    $0                    $0
========================================================================================================================
REORGANIZATION EXPENSES
23.     PROFESSIONAL FEES                          $0                    $0                    $0                    $0
24.     U.S. TRUSTEE FEES                          $0                    $0                    $0                    $0
25.     OTHER (ATTACH LIST)                        $0                    $0                    $0                    $0
26.     TOTAL REORGANIZATION EXPENSES              $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                 $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                          $0                    $0                    $0                    $0
========================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                            ACCRUAL BASIS-3

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96



                                              MONTH                   MONTH                   MONTH                  QUARTER
                                           ------------            -------------
CASH RECEIPTS AND DISBURSEMENTS            January 2001            February 2001                                       TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.   CASH-BEGINNING OF MONTH                     $0                      $0                      $0                      $0
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                  $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
3.   PREPETITION                                 $0                      $0                      $0                      $0
4.   POSTPETITION                                $0                      $0                      $0                      $0
5.   TOTAL OPERATING RECEIPTS                    $0                      $0                      $0                      $0
NON-OPERATING RECEIPTS
6.   LOANS & ADVANCES (ATTACH LIST)              $0                      $0                      $0                      $0
7.   SALE OF ASSETS                              $0                      $0                      $0                      $0
8.   OTHER (ATTACH LIST)                         $0                      $0                      $0                      $0
9.   TOTAL NON-OPERATING RECEIPTS                $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                              $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                        $0                      $0                      $0                      $0
============================================================================================================================
OPERATING DISBURSEMENTS
12.  NET PAYROLL                                 $0                      $0                      $0                      $0
13.  PAYROLL TAXES PAID                          $0                      $0                      $0                      $0
14.  SALES, USE & OTHER TAXES PAID               $0                      $0                      $0                      $0
15.  SECURED/RENTAL/LEASES                       $0                      $0                      $0                      $0
16.  UTILITIES                                   $0                      $0                      $0                      $0
17.  INSURANCE                                   $0                      $0                      $0                      $0
18.  INVENTORY PURCHASES                         $0                      $0                      $0                      $0
19.  VEHICLE EXPENSES                            $0                      $0                      $0                      $0
20.  TRAVEL                                      $0                      $0                      $0                      $0
21.  ENTERTAINMENT                               $0                      $0                      $0                      $0
22.  REPAIRS & MAINTENANCE                       $0                      $0                      $0                      $0
23.  SUPPLIES                                    $0                      $0                      $0                      $0
24.  ADVERTISING                                 $0                      $0                      $0                      $0
25.  OTHER (ATTACH LIST)                         $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS               $0                      $0                      $0                      $0
============================================================================================================================
REORGANIZATION EXPENSES
27.  PROFESSIONAL FEES                           $0                      $0                      $0                      $0
28.  U.S. TRUSTEE FEES                           $0                      $0                      $0                      $0
29.  OTHER (ATTACH LIST)                         $0                      $0                      $0                      $0
30.  TOTAL REORGANIZATION EXPENSES               $0                      $0                      $0                      $0
31.  TOTAL DISBURSEMENTS                         $0                      $0                      $0                      $0
32.  NET CASH FLOW                               $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
33.  CASH-END OF MONTH                           $0                      $0                      $0                      $0
============================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                            ACCRUAL BASIS-4

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96

                                             SCHEDULE                  MONTH                   MONTH                   MONTH
                                                                   ------------            -------------
ACCOUNTS RECEIVABLE AGING                     AMOUNT               January 2001            February 2001
-----------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                                 $0                      $0                      $0
2.   31-60                                                                $0                      $0                      $0
3.   61-90                                                                $0                      $0                      $0
4.   91+                                                             $20,742                 $20,742                      $0
5.   TOTAL ACCOUNTS RECEIVABLE                    $0                 $20,742                 $20,742                      $0
-----------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                      $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                    $0                 $20,742                 $20,742                      $0
=============================================================================================================================



AGING OF POSTPETITION TAXES AND PAYABLES               MONTH:      February 2001
----------------------------------------

                                  0-30                 31-60              61-90             91+
TAXES PAYABLE                     DAYS                 DAYS               DAYS              DAYS             TOTAL
------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                        $0                   $0                 $0                $0               $0
2.   STATE                          $0                   $0                 $0                $0               $0
3.   LOCAL                          $0                   $0                 $0                $0               $0
4.   OTHER (ATTACH LIST)            $0                   $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE            $0                   $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE               $0                   $0                 $0                $0               $0
==================================================================================================================


STATUS OF POSTPETITION TAXES                           MONTH:      February 2001
----------------------------

                                         BEGINNING                AMOUNT                                          ENDING
                                            TAX                WITHHELD AND/              AMOUNT                    TAX
FEDERAL                                 LIABILITY*              0R ACCRUED                 PAID                  LIABILITY
--------------------------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                           $0                      $0                      $0                      $0
2.    FICA-EMPLOYEE**                         $0                      $0                      $0                      $0
3.    FICA-EMPLOYER**                         $0                      $0                      $0                      $0
4.    UNEMPLOYMENT                            $0                      $0                      $0                      $0
5.    INCOME                                  $0                      $0                      $0                      $0
6.    OTHER (ATTACH LIST)                     $0                      $0                      $0                      $0
--------------------------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                     $0                      $0                      $0                      $0
==========================================================================================================================
STATE AND LOCAL
8.    WITHHOLDING                             $0                      $0                      $0                      $0
9.    SALES                                   $0                      $0                      $0                      $0
10.   EXCISE                                  $0                      $0                      $0                      $0
11.   UNEMPLOYMENT                            $0                      $0                      $0                      $0
12.   REAL PROPERTY                           $0                      $0                      $0                      $0
13.   PERSONAL PROPERTY                       $0                      $0                      $0                      $0
14.   OTHER (ATTACH LIST)                     $0                      $0                      $0                      $0
15.   TOTAL STATE & LOCAL                     $0                      $0                      $0                      $0
--------------------------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                             $0                      $0                      $0                      $0
==========================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                            ACCRUAL BASIS-5

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:     February 2001
BANK RECONCILIATIONS

                                                Account #1              Account #2             Account #3              TOTAL
-----------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                        N/A
B.      ACCOUNT NUMBER:                             N/A
C.      PURPOSE (TYPE):                             N/A
-----------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                       $0
2.   ADD: TOTAL DEPOSITS NOT CREDITED                 $0
3.   SUBTRACT: OUTSTANDING CHECKS                     $0
4.   OTHER RECONCILING ITEMS                          $0
5.   MONTH END BALANCE PER BOOKS                      $0                     $0                    $0                     $0
6.   NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

                                         DATE OF                TYPE OF                PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE               INSTRUMENT                PRICE                   VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.   N/A
8.   N/A
9.   N/A
10.  N/A
11.  TOTAL INVESTMENTS                                                                    $0                      $0

CASH
-----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                                    $0
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                            ACCRUAL BASIS-6

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96

                                                           MONTH:  February 2001

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
--------------------------------------------------------------------------------------
                                 TYPE OF                AMOUNT             TOTAL PAID
        NAME                     PAYMENT                 PAID               TO DATE
--------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
--------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                        $0                 $0
======================================================================================


                                  PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                   TOTAL
                     ORDER AUTHORIZING       AMOUNT        AMOUNT     TOTAL PAID       INCURRED
      NAME                PAYMENT           APPROVED        PAID        TO DATE       & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                          $0             $0           $0              $0
================================================================================================

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                     SCHEDULED            AMOUNTS
                                      MONTHLY               PAID                TOTAL
                                     PAYMENTS              DURING              UNPAID
       NAME OF CREDITOR                 DUE                MONTH            POSTPETITION
------------------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL                               $0                   $0                  $0
================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                           ACCRUAL  BASIS-7

CASE NUMBER: 400-42069-BJH                                   02/13/95, RWD, 2/96

                                                            MONTH: February 2001

QUESTIONNAIRE

--------------------------------------------------------------------------------
                                                                  YES        NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST  DUE?                                                              X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION  REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE

--------------------------------------------------------------------------------
                                                                  YES        NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGESIN EFFECT?                                 X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This is a non-operating entity. There are no assets or employees with which to cover with insurance.


                              INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------
         TYPE OF                                                        PAYMENT AMOUNT
         POLICY          CARRIER              PERIOD COVERED            & FREQUENCY
------------------------------------------------------------------------------------------
     N/A
     N/A
     N/A
     N/A
     N/A
     N/A

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                          February 2001


8.    OTHER (ATTACH LIST)                                 $ 724 Reported
           Intercompany Receivables                         724 Detail
                                                          ----------------
                                                              - Difference

CASE NAME: FLIGHT ONE LOGISTICS, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42069-BJH                                         ACCRUAL BASIS

                                                         MONTH:    February 2001



ACCRUAL BASIS FORM  NUMBER LINE NUMBER             FOOTNOTE/EXPLANATION
-------------------------------------------------------------------------------------------------------
       6                          All Professional fees related to the Reorganization of the
                                    Company are disbursed out of Kitty Hawk, Inc. (Parent
                                    Company). Refer to Case # 400-42141
-------------------------------------------------------------------------------------------------------
      General                     This is a non-operating Company.

-------------------------------------------------------------------------------------------------------

       4                 6        All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-------------------------------------------------------------------------------------------------------
       3                 28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-------------------------------------------------------------------------------------------------------